Exhibit 11

INDEPENDENT AUDITORS' CONSENT

We consent in this Post-Effective Amendment No. 87 to Registration Statement No. 33-8214 of Standish Equity Fund, Standish International Equity Fund, and Standish Small Capitalization Equity Fund Series of Standish, Ayer & Wood Investment Trust to the reference to us under the heading "Experts and Financial Statements" appearing in the Statement of Additional Information, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
January 26, 1998

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Consent of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust:

We consent to the inclusion in Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A (1933 Act File Number 33-8214) of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund, Standish Equity Fund, Standish Small Capitalization Equity Fund and Standish Small Capitalization Equity Fund II, our report dated November 11, 1997, on our audits of the financial statements and financial highlights of the Standish International Equity Fund, Standish Equity Fund, Standish Small Capitalization Equity Fund and Standish Small Capitalization Equity Fund II, which reports are included in the Annual Report to Shareholders for the periods stated therein, which is also included in this Registration Statement.


                                         Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 26, 1998

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                        [Coopers and Lybrand Letterhead]

January 28, 1998

Consent of Independent Accountants

We consent to the inclusion in Post-Effective Amendment No. 87 to the Registration Statement of Standish, Ayer & Wood Investment Trust (1933 Act File No. 33-8214) on behalf of Standish Small Capitalization Equity Fund, Standish Small Capitalization Equity Fund II, Standish Equity Fund, of our reports relating to Standish Small Capitalization Equity Portfolio, Standish Small Capitalization Equity Portfolio II, Standish Equity Portfolio, Standish Fixed Income Portfolio, Standish Global Fixed Income Portfolio dated November 11, 1997, in the Statements of Additional Information, which are part of such Registration Statements.

We also consent to the reference to our Firm under the caption "Independent Accountants" in the Prospectuses and under the caption "Experts and Financial Statements" in the Statements of Additional Information which are part of the Registration Statements.


Chartered Accountants
Toronto, Ontario